EGA Emerging Global Shares Trust

	CUSIP	NYSE Arca
EGShares Health Care GEMS ETF	268461605	HGEM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.gemsetfs.com/literature. You can also get this information at no cost by calling 1-888-800-4347 or by sending an e-mail request to info@egshares.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 30, 2012, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Summary Prospectus
August 6, 2012

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
SUMMARY PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured. May lose value. No bank guarantee.

EGShares Health Care GEMS ETF

Investment Objective

EGShares Health Care GEMS ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM (the “Health Care Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-l) Fees	0.00%
Other Expenses	6.84%
Total Annual Fund Operating Expenses	7.79%
Fee Waiver and/or Expense Reimbursement (1)	(6.94)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.85%

(1)	EGA Emerging Global Shares Trust (the “Trust”) and Emerging Global Advisors, LLC (“EGA”), sub-adviser to the Fund, have entered into a written fee waiver and expense reimbursement agreement (“Agreement”) pursuant to which EGA has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary and other non-routine expenses) from exceeding 0.85% of net assets. The Agreement will remain in effect and will be contractually binding through July 31, 2013. If Total Annual Fund Operating Expenses would fall below the expense limit, EGA may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period. The Agreement shall automatically terminate upon the termination of the Sub-Advisory Agreement or, with respect to a Fund, in the event of merger or liquidation of the Fund. The Agreement may be terminated at any time by the Board of Trustees of the Trust, but may not be terminated by EGA during the term of this Agreement.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$1,664	$3,155	$6,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the period from June 23, 2011 (commencement of operations) through the most recent fiscal year end, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Health Care Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Health Care Underlying Index includes companies whose businesses involve: health care equipment and services; and pharmaceuticals and biotechnology.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets Health Care companies that are included in the Fund’s Health Care Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund’s intention is to replicate the constituent securities of the Health Care Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares (including through its Mauritius Subsidiary (as defined below)). In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Health Care Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Health Care Underlying Index is concentrated. The Health Care Underlying Index is comprised of publicly traded firms in the “Health Care Industry” as defined by the Industry Classification Benchmark (“ICB”) system. As of July 13, 2012, the total market capitalization of companies included in the Health Care Underlying Index ranged from US$0.4 billion to

US$11.54 billion, with an average of US$3.13 billion. Many of these companies would be considered medium capitalization or “mid-cap” companies.

The Fund may invest its assets in a wholly owned subsidiary in Mauritius (the “Mauritius Subsidiary”), which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in the Health Care Underlying Index. Through such investment structure, the Fund obtains benefits under the tax treaty between Mauritius and India.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation The Fund’s return may not match the return of the Health Care Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the Health Care Underlying Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Health Care Underlying Index.

Market Liquidity for Fund Shares As an ETF, Fund Shares are not individually redeemable securities. There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creation or redemption activities and to the extent such creation and redemption activities are not conducted in-kind could increase the rate of portfolio turnover and the Fund’s tracking error versus the Health Care Underlying Index.

Non-Diversification The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of that company can have a substantial impact on the Fund’s Share price.

Health Care Concentration Because the Health Care Underlying Index is concentrated in the health care industry, the Fund may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the health care industry may be affected by extensive government regulation, restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.

Foreign Investment Foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Foreign Currency The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Mid-Cap Companies Medium capitalization companies may have greater volatility in price than the stocks of large capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, sub-adviser to the Fund, preventing the Fund from tracking the Health Care Underlying Index.

Depositary Receipts Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio.

Treaty/Tax Risk The Fund and the Mauritius Subsidiary rely on the Double Tax Avoidance Agreement between India and Mauritius for relief from certain Indian taxes. Treaty renegotiation or legislative changes may result in higher taxes and lower returns for the Fund.

Performance

Because the Fund has not completed a full calendar year of operations, no performance information has been provided.

Management

Investment Adviser ALPS Advisors, Inc.
Sub-Adviser Emerging Global Advisors, LLC
Portfolio Manager
Richard C. Kang is the lead portfolio manager for the Fund and is responsible for the day-to-day management of the Fund’s portfolio Mr. Kang has managed the Fund since its commencement of operations in 2011.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), EGA may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EGA Emerging Global Shares Trust To view the Fund’s statutory prospectus or statement of additional information online visit: http://www.emergingglobaladvisors.com/etfliterature.cfm